SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) October 13, 2000
                                                        ----------------

                          BestNet Communications Corp.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                      001-15482                86-0916826
----------------------------   ------------------------       -------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


            5210 E. Williams Circle, Suite 200 Tucson, Arizona 85711
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (520) 750-9093
               --------------------------------------------------
               Registrant's telephone number, including area code


                          Wavetech International, Inc.
          ------------------------------------------------------------
          Former Name, or Former Address, if Changed Since Last Report

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 13, 2000, BestNet Communications Corp., formerly Wavetech International, Inc. (the "Company") engaged Semple & Cooper, LLP as its independent auditors for the fiscal year ending August 31, 2000. For the two years prior to its engagement, the Company had not consulted Semple & Cooper with respect to:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

     (ii) any matter that was either the subject of a disagreement (as defined in Item 301(a)(1)(iv) of Regulation S-K) or a reportable event (as described in
Item 301(a)(1)(v) of Regulation S-K).

ITEM 5. OTHER EVENTS.

Effective September 27, 2000, Wavetech International, Inc. changed its name to BestNet Communications Corp. The name change was unanimously approved by the Company's shareholders at its Annual Meeting of Shareholders held on September 27, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits:

          Exhibits         Title
          --------         -----
             99            Press release, issued by Bestnet Communications Corp.
                           Dated October 19, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BestNet Communications Corp.


                                        By: /s/ Gerald I. Quinn
                                            ------------------------------------
                                            Gerald I. Quinn
                                            Chief Executive Officer

Date: October 13, 2000